UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 30, 2009

BLUEGATE CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)
000-22711	76-0640970
(Commission File Number)	(IRS Employer Identification No.)

701 North Post Oak, Road, Suite 600, Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including area code: (713) 686-1100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The following events occurred on July 30, 2009:

(A)
Our Board of Directors voted to eliminate the executive officer position of Chief Strategy Officer which was previously held by Manfred Sternberg.  Mr. Sternberg’s employment was terminated.  Mr. Sternberg remains a Director.

(B)	Our Board of Directors voted to remove William Koehler from the position of President. Mr. Koehler’s employment was previously terminated. Mr. Koehler remains a Director.

(C)	Our Board of Directors voted to combine the titles of CEO and President, and to appoint Stephen Sperco as President. Mr. Sperco is our CEO/President and Director.

(D)	Our Board of Directors voted to appoint Stephen Sperco as Chairman of the Board.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEGATE CORPORATION
(signed) _________________________
August 4, 2009	/s/ Charles E. Leibold
Charles E. Leibold, Director,
Principal Accounting Officer and
Chief Financial Officer